CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (Unaudited) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Operating expenses:
Research and development expenses, net	$ 13,982	$ 14,123
Marketing and business development expenses	478	465
General and administrative expenses	5,173	5,373
Total operating expenses	19,633	19,961
Financial and other income, net	779	559
Loss before taxes on income	18,854	19,402
Taxes on income	0	0
Net loss	$ 18,854	$ 19,402
Basic net loss per share	$ 0.22	$ 0.23
Diluted net loss per share	$ 0.22	$ 0.23
Total comprehensive loss	$ 18,854	$ 19,402
Weighted average number of ordinary shares used in computing basic net loss per share	86,486,612	83,739,983
Weighted average number of ordinary shares used in computing diluted net loss per share	86,486,612	83,739,983